SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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[ X ] Preliminary Information Statement

[  ]  Confidential, for Use of the Commission Only (as permitted by Rule
      14c-5(d)(2))

[  ]  Definitive Information Statement

                   KIRSHNER ENTERTAINMENT & TECHNOLOGIES, INC.
                  (Name of Registrant As Specified in Charter)

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                   KIRSHNER ENTERTAINMENT & TECHNOLOGIES, INC.
                            No. 476 Hutai Branch Road
                                Baoshan District
                             Shanghai, China 200436


Dear Stockholders:

         We are writing to advise you that Kirshner Entertainment & Technologies, Inc. will amend (the "Amendment") its Articles of Incorporation to:

         *        change the name of our company to Linkwell Corporation.

         This action was approved on June 30, 2005 by our Board of Directors. In addition, our management, who collectively hold a majority in interest of our issued and outstanding voting stock, approved this action by written consent in lieu of a special meeting of our stockholders on June 30, 2005 in accordance with the relevant sections of the Florida Business Corporation Act.

         The Amendment will not be effective until after we file it with the Florida Secretary of State. We intend to file the Amendment on July __, 2005. The Amendment will specify the effective date of the name change will be after close of business on August __, 2005 which is approximately 20 days after this Information Statement was first mailed to our stockholders.

         WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         No action is required by you. The accompanying information statement is furnished only to inform our stockholders of the actions described above before they take place in accordance with Rule 14c-2 of the Securities Exchange Act of 1934. This information statement is first mailed to you on or about July__, 2005.

            Please feel free to call us at No. 476 Hutai Branch Road, Baoshan District, Shanghai, China 200436, Telephone: (86)21-56689332, should you have any questions on the enclosed information statement. We thank you for your continued interest in Kirshner Entertainment & Technologies, Inc.

                                                  For the Board of Directors of
                                                   KIRSHNER ENTERTAINMENT &
                                                     TECHNOLOGIES, INC.


                                         By: /s/  Xuelian Bian ________________
                                          Xuelian Bian, Chief Executive Officer
July __, 2005


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                   KIRSHNER ENTERTAINMENT & TECHNOLOGIES, INC.
                            No. 476 Hutai Branch Road
                                Baoshan District
                             Shanghai, China 200436


                         INFORMATION STATEMENT REGARDING
                       ACTION TAKEN BY WRITTEN CONSENT OF
                              MAJORITY STOCKHOLDERS
                          IN LIEU OF A SPECIAL MEETING

                       WE ARE NOT ASKING YOU FOR A PROXY,
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                     GENERAL

         This information statement is being furnished to the stockholders of Kirshner Entertainment & Technologies, Inc. to provide you with information and a description of an action taken by our Board of Directors and by the written consent of the holders of a majority in interest of our issued and outstanding voting stock. On June 30, 2005, our Board of Directors unanimously approved the following action, subject to authorization by consent of a majority in interest of our stockholders and fulfillment of our statutory obligations:

Proposal:    To approve an amendment to our Articles of Incorporation changing the name of our company to Linkwell Corporation. The full text of the Amendment is attached to this information statement as Exhibit A.

         On June 30, 2005 in accordance with the relevant sections of the Florida Business Corporation Act, Xuelian Bian, our Chief Executive Officer, President and Chairman, and Wei Guan, our Vice President, Secretary and director, who collectively own approximately 84% of our voting stock, approved the Amendment by written consent in lieu of a special meeting of our stockholders. Please see "Principal Stockholders" appearing later in this information statement.

         Our ability to take this actions without holding a stockholders' meeting is made possible by Section 607.0704of the Florida Business Corporation Act which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting of our stockholders, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our voting securities.

          This information statement is first being mailed on or about July __, 2005 to stockholders of record. This information statement is being delivered only to inform you of the corporate actions described herein before they take effect in accordance with Rule 14c-2 of the Securities Exchange Act of 1934.

         The entire cost of furnishing this information statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this information statement to the beneficial owners of our voting securities held of record by them, and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

                             PRINCIPAL STOCKHOLDERS

         At July __, 2005, there were 43,304,139 shares of our common stock and 375,345 shares of Series A Convertible Preferred Stock issued and outstanding, which are convertible into 3,753,450 shares of our common stock.. Our common stock is our only classes of voting securities. Each share of common stock has one vote per share. The following table sets forth, as of July __, 2005, information known to us relating to the beneficial ownership of these shares by:

         - each person who is the beneficial owner of more than 5% of the outstanding shares of the class of stock;
         -        each director;
         -        each executive officer; and
         -        all executive officers and directors as a group.

         Unless otherwise indicated, the business address of each person listed is in care of No. 476 Hutai Branch Road, Baoshan District, Shanghai, China 200436. We believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. Under securities laws, a person is considered to be the beneficial owner of securities he owns and that can be acquired by him within 60 days from July __, 2005 upon the exercise of options, warrants, convertible securities or other understandings. We determine a beneficial owner's percentage ownership by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person and which are exercisable within 60 days of July __, 2005 have been exercised or converted.


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         Name of                    Amount and Nature of      Percentage
         Beneficial Owner           Beneficial Ownership       of Class

         XueLian Bian               22,670,919                    52.4%
         Wei Guan                   13,602,551                    31.4%
         Gary Verdier (1)           3,413,433                      7.9%
         All Officers and Directors
         As a group (2) persons)    36,273,470                      84%

(1) Includes 43,246 shares of common stock owned by Dundas Systems, Inc., a company controlled by Mr. Verdier. Does not include 5,000 shares of common stock owned by Cameron Verdier, Mr. Verdier's daughter or 20,000 shares of common stock owned by Penny Verdier; Mr. Verdier disclaims beneficial ownership of all such shares heldby these two individuals.


                                    PROPOSAL
                   AMENDMENT TO OUR ARTICLES OF INCORPORATION
                      TO CHANGE THE NAME OF OUR COMPANY TO
                              LINKWELL CORPORATION

         The Amendment will change the name of our company to Linkwell Corporation. Our Board of Directors and majority stockholders believe that this name change is necessary to more align our corporate name and brand to the nature of our business and operations.

Manner of Effecting the Amendment

         The Amendment will be effected by the filing of the Amendment with the Secretary of the State of Florida. We anticipate that we will file the Amendment with the Secretary of State of Florida on or about July __, 2005. The Amendment will specify that the effective date of the name change will be after close of business on August __, 2005 which is approximately 20 days after this Information Statement was first mailed to our stockholders.

Appraisal Rights

         No appraisal rights are available under the Florida Business Corporation Act or under our Articles of Incorporation as a result of the Amendment.

Notice

         We are distributing this Information Statement to our stockholders in full satisfaction of any notice requirements it may have under the Florida Business Corporation Act. No additional action will be undertaken by our company with respect to the receipt of the written consents.

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                   WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

         We are required to file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC's public reference rooms at 450 Fifth Street, N.W., Washington, D.C., and at its offices in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of our SEC filings are also available to the public from the SEC's web site at www.sec.gov.

                                                     KIRSHNER ENTERTAINMENT &
                                                     TECHONLOGIES, INC.



                                        By  /s/ Xuelian Bian____________________
                                           Xuelian Bian, Chief Executive Officer

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                                    EXHIBIT A

                              ARTICLES OF AMENDMENT
                        TO THE ARTICLES OF INCORPORATION
                                       OF
                   KIRSHNER ENTERTAINMENT & TECHNOLOGIES, INC.

             Pursuant to Section 607.1006 of the Business Corporation Act of the State of Florida, the undersigned, being the Chief Executive Officer of KIRSHNER ENTERTAINMENT & TECHNOLOGIES, INC., a corporation organized and existing under and by virtue of the Business Corporation Act of the State of Florida (the "Corporation"), bearing document number P00000095861, does hereby certify that the following resolution was adopted pursuant to the authority of the Board of Directors and the holders of a majority of the Corporation's issued and outstanding voting securities as required by Section 602.1003 of the Florida Business Corporation Act:

         RESOLVED, that at the effective time of this amendment which shall be after the close of business on August __, 2005, Article I - NAME of the Corporation's Articles of Incorporation, as amended, be and hereby is deleted in its entirety and replaced with the following:

                                ARTICLE I - NAME

                  The name of this Corporation is Linkwell Corporation

         The foregoing resolutions and articles of amendment were adopted by the Board of Directors of the Corporation and by the holders of a majority of the Corporation's issued and outstanding voting securities at a meeting of shareholders held on June 30, 2005, which represented the minimum number of votes which would be necessary to authorize or take such actions at a meeting at which all shares entitled to vote thereon were present and voted pursuant to the Florida Business Corporation Act.

         IN WITNESS WHEREOF, the undersigned, being the Chief Executive Office of this Corporation, has executed these Articles of Amendment as of July __, 2005.

                                     KIRSHNER ENTERTAINMENT & TECHNOLOGIES, INC.


                                 By:      ____________________________________
                                          Xuelian Bian, Chief Executive Officer